Subsequent Events	12 Months Ended
Dec. 31, 2024
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS

NOTE 21 – SUBSEQUENT EVENTS

The following subsequent events were evaluated on April 9, 2025, the date the financial statements were issued.

Except as set forth below, there were no events that occurred subsequent to December 31, 2024 that require adjustment to or disclosure in the consolidated financial statements.

On March 12, 2025, MMTEC entered into a Share Transfer Agreement (the “Agreement”) with HAI TEC. Pursuant to the Agreement, MMTEC agreed to transfer all outstanding shares in HC Securities, a wholly-owned subsidiary of MMTEC, to HAI TEC, for a total consideration of HK$16,573,925 (equivalent to approximately USD 2.13 million). The share transfer was completed on March 12, 2025, resulting HC Securities becoming a wholly-owned subsidiary of HAI TEC.